EXHIBITS
     TO
   POST-EFFECTIVE
   AMENDMENT NO. 3
    TO
   FORM S-1
  REGISTRATION STATEMENT







                           CALTON, INC.
                            EXHIBIT 23

                 CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 (File No. 33-60022) of our report, dated January 12, 1996 on our audits of the consolidated financial statements schedule of Calton, Inc. We also consent to the reference to our firm under the caption "Experts" and in "Selected Historical Consolidated Financial Information".







Coopers & Lybrand LLP
/s/ Coopers & Lybrand LLP


Princeton, New Jersey
March 21, 1996